UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01 Other Events.

Filing of Prospectus Supplement

On June 20, 2025, Aptevo Therapeutics Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC’) a prospectus supplement (the “Prospectus Supplement” and collectively with the Prior Prospectus (as defined below), the “Prospectus”) under the Company’s effective registration statement on Form S-3 (the “Registration Statement”) (File No. 333-284969), relating to the offer and sale of the Company’s shares of common stock, par value $0.001 per share (“Common Stock”), from time to time having an aggregate offering price of up to $8,037,381 (the “Shares”), under its existing At The Market Offering Agreement, dated April 28, 2025 (the “Sales Agreement”), with Roth Capital Partners, LLC., as sales agent, which further amends and supplements the Company’s prospectus supplement filed with the SEC on April 28, 2025 and accompanying base prospectus (the “Original Prospectus”), as amended and supplemented by the Company’s prospectus supplement filed with the SEC on April 29, 2025 (collectively with the Original Prospectus, the “April 29 Prospectus”) and May 22, 2025 (collectively with the April 29 Prospectus, the “Prior Prospectus”).

As of the date of the Prospectus Supplement, the Company had issued and sold 481,828 shares of Common Stock pursuant to the Sales Agreement and the Prior Prospectus for aggregate gross sale proceeds of $3,765,143.

Paul Hastings LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The offering of the Shares has been registered pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the Prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Shares described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
5.1	Opinion of Paul Hastings LLP
23.1	Consent of Paul Hastings LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	June 20, 2025	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer